UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2009

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

         California                    001-33897                46-0476193
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                  27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                            92590
      (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 - Changes in Registrant's Certifying Accountant.

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K of Temecula Valley Bancorp Inc., filed on April 15, 2009, in order to provide an amended copy of the letter from Crowe Horwath LLP dated April 15, 2009 stating that it agrees with the statements concerning its firm contained in the Form 8-K filed on April 15, 2009. The revised letter from Crowe Horwath LLP is attached hereto as Exhibit 16.1.


Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

16.1 Letter dated April 15, 2009 from Crowe Horwath LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TEMECULA VALLEY BANCORP INC.


Date: April 20, 2009                                By: /s/ MARTIN E. PLOURD
                                                        ------------------------
                                                        Martin E. Plourd
                                                        President

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                                  EXHIBIT INDEX




Exhibit No.    Description
-----------    -----------

16.1 Letter dated April 15, 2009 from Crowe Horwath LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company